Exhibit 99.1

Corporate Presentation

April 2015

Forward-Looking Statements

This presentation contains forward looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding our commercialization, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities (including any clinical trials), our ability to secure and further possible regulatory approvals, the enforceability of our intellectual property rights, our capital requirements, the prospects for third-party reimbursement for our products, the expected pricing of our products, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, our business strategy, our expectations regarding potential markets or market sizes, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward looking statements. In some cases, you can identify these statements by forward-looking words, such as the words “believe,” “may,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “potential” and similar expressions, as well as the negative version of these words and similar expressions. The forward looking statements in this presentation do not constitute guarantees of future performance. Statements in this presentation that are not strictly historical statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in the forward looking statements, including, without limitation, those described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 26 , 2015, and new risks emerge from time to time. These forward looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such products. Although we believe that the expectations reflected in these forward looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. Any forward looking statement made by us in this presentation speaks only as of the date this presentation is actually delivered by us in person. We assume no obligation or undertaking to update or revise any forward looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

1

Zosano Pharma (ZSAN)

Investment Highlights

Differentiated transdermal microneedle ZP-Patch delivery platform

Capable of delivering small molecules, peptides/proteins and vaccines Fast onset with short Tmax: injection-comparable or better

Convenient and easy-to-use: room temperature stable, portable

Well validated pipeline with multiple near term catalysts

ZP-PTH (teriparatide) entering Phase 3 for osteoporosis – partnered

ZP-Glucagon for severe hypoglycemia emergency rescue – Phase 2 data Q3 2015 ZP-Triptan (zolmitriptan) for migraine – Phase 1 data by year-end 2015

GLP-1 analogues for type 2 diabetes – partnered

Robust IP and life cycle management options across entire portfolio

January 2015 IPO and concurrent private placement with net proceeds of $60m

Includes net proceeds of $15.0 million investment by Eli Lilly at the IPO price Sufficient to fund operations through mid-2016

Development Pipeline

De-risked programs with high price-per-unit potential

Preclinical Phase 1 Phase 2 Phase 3 Market

Daily ZP-PTH

Osteoporosis

ZP-Glucagon

Severe hypoglycemia

ZP-Triptan

Migraine

Weekly GLP-1 Portfolio prioritized towards opportunities with:

Type 2 diabetes

Therapeutic advantages provided by fast-onset of action High-value products with high price-per-unit reimbursement

Undisclosed

Multiple Efficient pathways to approval, incl. 505(b)(2) potential

Future Pipeline Possibilities

Technical Feasibility with 30 Compounds



Preclinical
Phase 1
Phase 2
Large Molecules
Daily PTH
Weekly PTH
BNP
Desmopressin
Insulin
LHRH
Glucagon
Cyclosporin A
EPO
Exenatide
G-CSF
GLP-1 Analog
GRF Analog
hGH
Octreotide
Oligonucleotide (antisense ICAM)
Pentosan Polysulfate (Elmiron)
Undisclosed Monoclonal Antibody
VEGF
Small Molecules
Epinephrine
Fentanyl
Granisetron
Naratriptan
RWJ-445167 (JNJ NCE)
Sumatriptan
Zolmitriptan
Vaccines
Influenza
Diphtheria
Lyme Disease
Plasmid DNA Vaccine (Hep B)
Plasmid DNA Vaccine (Muc1)
Tetanus

Screening Criteria

- Rapid onset provides therapeutic advantage
- High price per unit and substantial market size
- Preferably short clinical development
- Partnership opportunities on a case-by-case basis

Initial Products for Development

- Daily ZP-PTH (Lilly)
- ZP-Glucagon
- ZP-Triptan
- GLP-1 Analog (Novo)

ZOSANO PHARMA
4

2014 in Review

A Successful Foundational Year

ZP-Patch validation through business development

Signed Novo Nordisk partnership in Q1 2014 for their weekly GLP-1 analog

Signed Eli Lilly partnership in Q4 2014 for Zosano’s ZP-PTH

Critical advancement of internal programs

Completed ZP-Glucagon Phase 1 in H1 2014

Discussion with FDA mid-2014 regarding ZP-Glucagon path forward

Preclinical and formulation progress for ZP-Triptan

Solidified funding and capital base

Embarked on a successful IPO process generating total proceeds of $60m

IPO included concurrent $15.0 million private placement by Eli Lilly

2015 Outlook

Expected to Be a Transformational Year for Zosano

Prepare for Phase 3 of ZP-PTH for severe osteoporosis

Confirm Phase 3 clinical trial design with regulatory authorities by YE 2015

Establish significant clinical study inventory by Q4 2015

Prepare for Phase 3 of ZP-Glucagon for severe hypoglycemia

Complete Phase 2 by Q3 2015

File IND in H2 2015

Initiate Phase 3 by YE 2015

Prepare for Phase 2 of ZP-Triptan for migraine

Commence Phase 1 and complete by Q4 2015

Discuss Phase 2 & Phase 3 development with FDA by Q1 2016

Zosano Pharma Drug Delivery System

Convenient and Easy-to-Use

7

Zosano Pharma Drug Delivery System

Rapid Onset and High Bioavailability

Zosano approach provides rapid onset

Hydrophilic drug formulation coated on tips of microneedles

Microneedles are 200-350 microns long – close proximity to capillary bed

Formulation quickly dissolved by interstitial fluid for short Tmax

Zosano Pharma Drug Delivery System

Formulations Stable at Room Temperature

Higher product stability, longer shelf life vs. injectables requiring refrigeration

Dry, hydrophilic formulation of ZP-PTH more stable than Forteo liquid injectables Packaging purged with nitrogen – no moisture or oxygen ensures product stability

Demonstrated 36 month shelf life at room temperature for ZP-PTH

Phase 2 Zosano PTH 40 mcg vs. Forteo

100

95 ZP-PTH 3 yr RT Stable Forteo (2-8 oC)

(%) u rity 90 P PT H

85

Forteo RT

80

0 5 10 15 20 25 30 35 40

Storage Time (months)

Overview of ZP-PTH Collaboration with Eli Lilly

Zosano grants exclusive global licensing for PTH to Lilly

Zosano responsible for financing and achieving critical success factors leading to regulatory approvals and commercial readiness Lilly responsible for commercialization of product

Deal terms with significant pre-launch value

$15 million equity investment in private placement concurrent with IPO $300 million at regulatory approvals

$125 million upon sales milestones Double-digit royalty

Zosano to be exclusive supplier of commercial material

Confidential

Daily ZP-PTH Patch for Osteoporosis

Phase 2 Trial Design

6 month multi-national trial

165 post-menopausal women with low bone density

Daily dose, patient self-administered

Primary endpoint: Increase in spine bone density

Secondary endpoint: Increase in hip bone density

N = 165 Primary/Secondary Endpoint

ZP-PTH

40mcg qd

ZP-PTH

30mcg qd

ZP-PTH

Screening

20mcg qd

Randomization ZP-Patch

Placebo

Forteo

20mcg qd

0 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6

Daily ZP-PTH Patch Program—PK Profile

Pulsatile Delivery Critical for Building Bone

Achieved dose proportionate and pulsatile pharmacokinetics

Variability in patch doses comparable to Forteo injectable

PK OVER TIME MEAN AUC BY DOSE

HOURS

Daily ZP-PTH Patch Program – Phase 2 BMD Data

Higher Hip BMD Gains vs. Forteo

HIP BMD SPINE BMD

Increase in Increase in

BMD (%) BMD (%) 4.970%

1.331%

3.470% 3.550%

2.960%

0.553%

0.138% 0.094% Placebo

ZP-PTH ZP-PTH ZP-PTH FORTEO

(0.330%) 20µg 30µg 40µg 20µg Placebo

ZP-PTH ZP-PTH ZP-PTH FORTEO (0.634%) 20µg 30µg 40µg 20µg

* vs. ZP- Placebo 95% CI = 0.595 – 2.755

* vs. Forteo 95% CI = 0.077 – 2.386 * All active treatments vs Placebo p=<0.001

Ref: Cosman et al JCEM, 2010

Daily ZP-PTH for Osteoporosis

Next Steps

Agreement for Phase 3 design with FDA, EMA

Phase 3 clinical trial design confirmation by regulatory agencies in 2015

Manufacturing infrastructure scale-up and commercial readiness

Establish significant clinical study inventory by Q4 2015

Single, active-comparator Phase 3 trial for approval

Larger and longer version of successful Phase 2 study

Trial size: 400 postmenopausal women per arm

Primary endpoint: non-inferior change in BMD vs. Forteo at 12 months

Six month safety extension

No long-term fracture study needed

ZP-Glucagon for Severe Hypoglycemia

Potential to Expand Highly Underserved Market

Severe hypoglycemia is life-threatening, requiring emergency rescue

Ease-of-use critical for third-party caregivers who may lack medical training Rapid onset important for fast recovery

Underpenetrated market generates ~$160 million in US sales

Only two glucagon products currently marketed in U.S. High current unit selling price in U.S. (>$150 per injection) Concentrated prescriber base

Current glucagon injections are cumbersome with poor stability

Dry powder needs to be reconstituted at time of injection Route of administration limited to injection/infusion

Efficient clinical development pathway

Clinical development expected to be complete by H1 2016 with estimated remaining spend of $7 million

Treatment Time Critical for Emergency Rescue

Current Products Not User-Friendly

Currently Marketed Product Zosano Solution

Complex, multi-step reconstitution, Press-and-Apply pre-loaded third party administered disposable system

Significant prep time Fast, simple, no prep needed

Unstable formulation Stable, dry patch formulation

Short shelf life after reconstitution No reconstitution required

Formulation Stability a Significant Competitive Advantage

ZP-Glucagon Patch Stability

100

99

98

Purity Formulation C 25C %

97 Formulation C 40C Formulation D 25C

96 Formulation D 40C

95

0 1 2 3 4 5 6 7 Months

ZP-Glucagon data demonstrates stability over six months at room and elevated temperatures

ZP-Glucagon – Phase 1 PK Data vs. Injection

Short Tmax, High Bioavailability and Low Variability Across Doses

20 subjects tested in five-way crossover study

Patch C, upper arm (Tmax = 6.9 +/- 2.4 min) Patch C, forearm (Tmax = 8.1 +/- 3.9 min) Patch C, abdomen (Tmax = 8.4 +/- 3.4 min) Patch D, abdomen (Tmax = 8.5 +/- 2.9 min) IM glucagon injection (Tmax = 11.8 +/- 4.4 min)

pg/ml

ZP-Glucagon – Phase 1 Glucose Data vs. Injection

All Patch Doses With Comparable PD to Injection

Patch C, upper arm Patch C, forearm Patch C, abdomen Patch D, abdomen IM glucagon injection mmol/l

ZP-Glucagon for Severe Hypoglycemia

Next Steps

Launch Gen 1 product using reusable applicator

FDA feedback received regarding development plan (also with coated dose lower than 1 mg using the currently developed applicator and patch) Phase 2 trial to compare patch vs. injection in diabetic patients with induction of hypoglycemia (16 patients) commenced in Q1 2015 Phase 3 trial to compare patch vs. injection in diabetic patients with induction of hypoglycemia (~100 patients) after the completion of the Phase 2 trial

Develop Gen 2 product using single-use applicator and integrated patch by leveraging ZP-Triptan development work

ZP-Triptan for Migraine

Highly Suited for Acute Condition Requiring Immediate Relief

Potential best-in-class rapid onset: Tmax = 9 minutes

Comparable or better onset of action than existing triptans/injectables

Self-administration provides significant advantage vs. injectables

Large, growing market with attractive unit pricing for injectables

US $1.9 billion total migraine market ($1.1 billion for triptans) Multiple products in a large and growing market but no clear effective solution

ZP-Triptan for Migraine

Demonstrated High Bioavailability with Rapid Onset

1,400

1,200

IV Patch

ng/mL 1,000

,

.

800

600

Zolmitriptan 400

200

0

0 30 60 90 120 150 180

Time, min

AUC Abs BA % Route Dose (mg/kg) Tmax (min) Cmax (ng/mL) (ng*h/mL) (dose norm)

ZP-Triptan1 1.81 9 296 +/- 106 587 +/- 256 100

IV 1.26 1 203 +/- 27 1,103 +/- 92 N/A

1. 3cm2 patches coated with 800mcg / patch

Rapid Onset Associated with Pain Relief

ZP-Triptan With Potential Best-in-Class Onset of Action

	Nasal / Oral Melt(1)	Oral Tablets(2)	Patch Zecuity	Subcutaneous Injection(3)	ZP-Triptan(4)
T_{max} (Ave)(5) (H:MM)	2:41	1:54	1:06	0:12	0:09
Pain Relief 2 hours(6) (Ave)	63%	57%	53%	75%	To be evaluated

Products Included:

(1) **Nasal:** Imitrex (sumatriptan), Zomig (zolmitriptan) **Oral—Melt:** Zomig-ZMT (zolmitriptan) Maxalt-MLT (rizatriptan)
(2) **Oral—Tablets:** Imitrex (sumatriptan), Treximet (sumatriptan/naproxen sodium), Zomig (zolmitriptan) Maxalt (rizatriptan), Amerge (naratriptan), Axert (almotriptan), Frova (frovatriptan), Relpax (eletriptan)
(3) **Subcutaneous:** Sumavel DosePro (sumatriptan injection), Imitrex (sumatriptan injection)
(4) T_{max} achieved in preclinical testing
(5) Average T_{max} represents overall average of the midpoint of the range for all products.
(6) Average relief at 2 hours represents overall average of the midpoint of the range for all products. Range reflects headache relief data obtained in placebo controlled clinical studies, which include different doses of the same triptan.

ZOSANO PHARMA

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ZP-Triptan for Migraine

Next Steps

Launch product using current applicator and patch

Phase 1 development to commence Q2 2015

Single/multi dose crossover study versus SC/IM injection

Multiple patch doses with zolmitriptan compared to one subcutaneous injection of sumatriptan in healthy volunteers

Phase 2 trial with 200 patients planned

Expected to compare three ZP-Triptan doses vs. placebo

Primary endpoint: reduction in headache severity in 2 hours or less Subcutaneous sumatriptan injection as reference arm

Once-Weekly GLP-1 Analog Patch for Type 2 Diabetes

Novo Nordisk partnered program with potential to replace injectable Victoza (liraglutide) in the growing diabetes market

2014 Victoza sales = approximately $2 billion USD

Worldwide collaboration on multiple Novo GLP-1 analogues

Novo Nordisk responsible for all commercialization Preclinical, clinical, regulatory and sales milestones

Up to $60 million total for first product and $55 million for each additional

Reimbursement of all Zosano development and manufacturing costs Zosano eligible for royalties on sales

ZP-Patch Intellectual Property

Patent Protection Until 2027

Issued Patents (owned & licensed) = 22 US, 12 EU, 13 JP

Transdermal

& PTH

Formulation/ Coating/PK/PD

7 US, 3 EU, 5 JP

Micro Projection Mfg & ZP

Design & Packaging Technology Platform Anchoring to

3 US, 1 JP Skin

4 US, 2 EU, 2 JP

Patch Applicator

5 US, 4 EU, 3 JP

Retainer Ring & Delivery Control

3 US, 3 EU, 2 JP

Zosano Pharma

Lead Product Candidates

Product	Completed Milestones	Upcoming Milestones
Daily ZP-PTH	• Completed six-month, 165 patient, Phase 2 trial vs. Forteo • Safety and efficacy comparable to Forteo • End-of-Phase 2 meetings with regulatory authorities • Exclusive licensing deal with Lilly	• Meeting with FDA, PMDA • Scale-up of manufacturing infrastructure • Initiate Phase 3 non-inferiority trial
ZP-Glucagon 	• 6-month 40°C stability data (99%) • Completed 20 subject Phase 1 crossover study • Rapid onset, high Bioavailability vs. IM • Feedback received from FDA regarding clinical development plan	• Expected completion of clinical development for Generation 1 product in 2016
ZP-Triptan 	• Completed preclinical study • Short Tmax, high Bioavailability vs. IV	• Complete Phase 1 & Phase 2 trial
GLP-1	• Signed exclusive deal • $60 million milestones; low-to-mid single digit royalty (% of sales) • Novo to fund development	• Complete feasibility study • First milestone payment

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Financial Highlights

Post-IPO cash sufficient to fund operation through mid-2016

January 2015 IPO and concurrent private placement with net proceeds of $60m

Includes net proceeds of $15.0 million investment by Eli Lilly at the IPO price

in millions 2014 2013

Revenue $2.9 $4.3 R&D $11.0 $7.6 G&A $4.4 $4.6 Net loss $14.2 $5.6 Shares outstanding (12/31/14)1 5.2

Cash (12/31/14)1 $1.2

Debt (12/31/14)1 $22.1

1. Cash and cash equivalents balance, debt, and shares outstanding as of December 31, 2014, do not reflect the proceeds received, debt converted to equity, and shares issued in connection with the company’s January 2015 IPO and concurrent private placement.

Zosano Pharma (ZSAN)

Investment Highlights

Differentiated transdermal microneedle ZP-Patch delivery platform

Capable of delivering small molecules, peptides/proteins and vaccines Fast onset with short Tmax: injection-comparable or better

Convenient and easy-to-use: room temperature stable, portable

Well validated pipeline with multiple near term catalysts

ZP-PTH (teriparatide) entering Phase 3 for osteoporosis – partnered

ZP-Glucagon for severe hypoglycemia emergency rescue – Phase 2 data Q3 2015 ZP-Triptan (zolmitriptan) for migraine – Phase 1 data by year-end 2015

GLP-1 analogues for type 2 diabetes– partnered

Robust IP and life cycle management options across entire portfolio

January 2015 IPO and concurrent private placement with net proceeds of $60m

Includes net proceeds of $15.0 million investment by Eli Lilly at the IPO price Sufficient to fund operations through mid-2016

Corporate Presentation

April 2015